                          Van Kampen American Capital

                                GLOBAL MANAGED
                                  ASSETS FUND



                              Semi-Annual Report
                                 June 30, 1997


                                   [ARTWORK]


              ---A Wealth of Knowledge . A Knowledge of Wealth---
                          Van Kampen American Capital


                               Table of Contents

Letter to Shareholders......................................................   1
Performance Results.........................................................   4
Portfolio Highlights........................................................   5
Portfolio Management Review.................................................   6
Portfolio of Investments....................................................   9
Statement of Assets and Liabilities.........................................  24
Statement of Operations.....................................................  25
Statement of Changes in Net Assets..........................................  26
Financial Highlights........................................................  27
Notes to Financial Statements...............................................  30





GMA SAR 8/97

                            Letter to Shareholders

                                                                         [PHOTO]
                                           Dennis J. McDonnell and Don G. Powell

August 4, 1997


Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.

     One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley funds, with their emphasis on global markets, can be valuable tools to accomplishing this diversification.

     We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

Economic Overview

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Despite the robust rate of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. Continued moderation in the cost of employee benefit packages offset mild upward pressure on wages that resulted from the country's low unemployment rate.




                                       1                   Continued on page two

     In March, the inflationary implications of a tight labor market led the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years.

     In Europe, economic activity was restrained by generally restrictive monetary and fiscal policies as countries reduced inflation and budget deficits to ensure eligibility for European Monetary Union in 1999. In Japan, the central bank held to its highly stimulative monetary policy to help revive that country's ailing financial sector. Low Japanese interest rates contributed to a steep fall in the value of the yen, which consequently helped the country's huge export sector return to profitability.

Market Overview

     The strong U.S. economy and tight labor market combined to put mild upward pressure on domestic bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year. High yield corporate bonds were the best-performing sector of the U.S. fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt.

     Interest rates fell across most global fixed-income markets, but a strong rally in the value of the U.S. dollar offset the resulting appreciation in bond prices. During the past six months, the Salomon Brothers Non-U.S. Government Bond Index gained 3.56 percent in local currency terms, but lost 3.13 percent after conversion to U.S. dollars.

     Most global equity markets posted solid gains during the first half of 1997. The Dow Jones World Stock Index advanced 13.53 percent in dollar terms during the period. Stocks in the United States were bolstered by exceptionally strong growth in corporate profits and by the low-inflation environment, which allowed price-earnings multiples to remain high. European markets, especially those in Switzerland, Spain, and the Netherlands, also advanced as falling interest rates made stocks more attractive. In Asia, equity prices were generally subdued, reflecting a region-wide slowdown in economic growth rates and global overcapacity for electronic exports. Stocks in South Korea and Japan, however, did rebound modestly from previous declines.

Outlook

     We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional round of monetary tightening by the Federal Reserve remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.

     Also, we believe that global economic activity will increase, putting mild downward pressure on bond prices. In Japan, short-term interest rates should rise from the historically low levels of recent years as the economic recovery builds momentum. We anticipate that the dollar has peaked against the yen, although a significant reversal of the dollar's recent gains are unlikely.

     European economies should benefit from an end to fiscal tightening, allowing for modestly higher growth rates throughout the region. Monetary policy is already relatively easy in core European countries such as Germany and France, and short-term rates could rise in those markets


                                        2                Continued on page three
as growth accelerates. In that environment, we expect some European bond markets to move moderately lower.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.


Sincerely,
/s/ Don G. Powell                       /s/ Dennis J. McDonnell

    Don G. Powell                           Dennis J. McDonnell
    Chairman                                President
    Van Kampen American Capital             Van Kampen American Capital
    Asset Management, Inc.                  Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

            Van Kampen American Capital Global Managed Assets Fund

                                                          A Shares       B Shares      C Shares
Total Returns
Six-month total return based on NAV/1/.................      8.74%          8.48%         8.37%
Six-month total return/2/..............................      3.53%          4.48%         7.37%
One-year total return/2/...............................      8.46%          9.15%         12.02%
Life-of-Fund average annual total return/2/............      8.71%          8.88%         9.57%
Commencement Date......................................   05/16/94       05/16/94      05/16/94

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).
/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

    See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

    Investment in foreign securities involves certain risks including fluctuations in foreign exchange rates and possible political and economic developments.

    Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

            Van Kampen American Capital Global Managed Assets Fund

Top Ten Holdings as a Percentage of Long-Term Investments

                                                           As of             As of
                                                       June 30, 1997   December 31, 1996
U.S. Treasury Bond, 8.125%, 08/15/19................       4.5%  ..........   N/A
U.S. Treasury Note, 7.250%, 05/15/04................       4.1%  ..........   N/A
U.S. Treasury Note, 6.375%, 05/15/99................       2.8%  ..........   N/A
U.S. Treasury Note, 6.250%,10/31/01.................       1.8%  ..........   N/A
General Electric Co.................................       1.7%  ..........   N/A
Coca Cola Co........................................       1.3%  ..........   N/A
Microsoft Corp......................................       1.2%  ..........  0.4%
Merck & Co., Inc....................................       1.1%  ..........  0.4%
International Business Machines Corp................       1.0%  ..........  0.2%
Latin American Discovery Fund, Inc..................       1.0%  ..........  N/A

N/A -- Not Applicable


Asset Allocation as a Percentage of Total Investments

        As of June 30, 1997
        [_]  Common and Preferred Stocks.....   61.3%
        [_]  Bonds...........................    9.3%   [PIE CHART APPEARS HERE]
        [_]  Repurchase Agreements...........    7.9%
        [_]  U.S. Government Agency..........   21.5%

        As of December 31, 1996
        [_]  Common and Preferred Stocks.....   74.6%
        [_]  Repurchase Agreements...........   15.2%   [PIE CHART APPEARS HERE]
        [_]  Bonds...........................    9.8%
        [_]  Convertibles....................    0.4%


Top Ten Countries as a Percentage of Long-Term Investments

As of June 30, 1997                         As of December 31, 1996
United States...........  48.7%             United States..............  34.5%
Japan...................  13.2%             Japan......................  12.2%
United Kingdom..........   7.2%             United Kingdom.............   7.3%
Germany.................   5.2%             Netherlands................   6.7%
France..................   5.0%             Switzerland................   5.1%
Canada..................   4.2%             Germany....................   3.9%
Switzerland.............   3.5%             France.....................   2.9%
Italy...................   3.0%             Hong Kong..................   2.8%
Spain...................   2.3%             Russia.....................   2.6%
Sweden..................   2.2%             Sweden.....................   2.4%

                         Portfolio Management Review

            Van Kampen American Capital Global Managed Assets Fund

We recently spoke with the management team of the Van Kampen American Capital Global Managed Assets Fund about the key events and economic forces that shaped the markets during the past six months. Through March 31, 1997, the Fund was co-managed by portfolio managers Jeff D. New and John R. Reynoldson, Van Kampen American Capital (U.S. holdings), portfolio managers Jonathan Hourigan and Peter Kysel, John Govett & Co. Limited (international holdings), and Alan T. Sachtleben, Van Kampen American Capital, chief investment officer for equity investments. As of April 1, 1997, the Fund is co-managed by portfolio managers Barton M. Biggs, Francine J. Bovich, Madhav Dhar, and Ann D. Thivierge, Morgan Stanley Asset Management, Inc. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1997.

Q How would you describe the investment environment you faced in managing the Fund during the past six months?

A The stock market in the United States continued its push to higher ground, fueled by predominately positive economic conditions. Concerns that a strengthening economy would spur interest rate hikes put a damper on the markets early in the year; in fact, the Federal Reserve Board's action in March to increase the federal funds rate by one-quarter of one percent was interpreted as the first of a series of gradual increases that would stretch out into the summer. Fortunately, growth slowed significantly from its first-quarter pace, so further interest rate hikes never materialized.

     While economic growth in Europe and Japan has lagged that of the United States for most of the period, we have seen sporadic signs of life in recent months as the positive tone of the U.S. markets has spilled over into the global arena. The Japanese economy, which has been struggling for quite some time, is finally seeing progress as financial reforms continue to move forward. This is evident with new commercial laws that allow options trading, stock buybacks, and the formation of holding companies. The strength of the U.S. dollar versus other major currencies has been a key factor in the marketplace. While its value has stabilized since a surge in January and February, the impact of a strong dollar continues to affect the outlook for global investors. In foreign economies dependent on exports, such as Germany and Japan, a strong dollar is seen as a potential engine for future growth.

     Worldwide inflation rates remain low, allowing European central banks to ease monetary policy. The European community is moving closer to the effective date of the European Monetary Union (EMU), the agreement creating a single European currency in 1999. As that date approaches, member countries have maintained tight fiscal and monetary policies in order to meet the stringent economic requirements called for in the EMU agreement. In the near term, stringent fiscal policies have contributed to lethargic growth rates and more severe unemployment. But underlying these concerns is a more positive outlook, including prospects for added growth from a single currency, improved employment policies, and a lessening of currency risk, which would smooth trading over the long haul.

Q  How did you react to these conditions in managing the Fund?

A At 48.7 percent of the long-term investments, the United States is still our largest regional commitment. The solid performance of the domestic stock market and favorable conditions for fixed-income securities have proven to be an irresistible combination, especially when compared to other international markets.

     Compared to the composition of the Morgan Stanley Capital International
(MSCI) World Index, our equity holdings are overweighted in the United States, in selected Asian markets, such as Singapore and Hong Kong, and in a number of core-EMU countries, such as Germany, France, Spain, and Italy. On the other hand, we have been underweighted in Japan and in the United Kingdom, where the recent election has created uncertainty over potential tax code revisions.

     On the fixed-income side, we have been positioned for a period of low volatility, which is basically what we've had. There have been no overriding signals to suggest otherwise, so we sat tight and managed primarily through country exposure.

     We continue to be overweighted in the United States--and certainly skewed toward dollar-denominated issues--and in some of the higher-yielding European markets, including Denmark, Spain, and Italy. We took profits in our holdings in the United Kingdom during the rally sparked by the recent election and are now back to a neutral position. Our Canadian holdings have also performed well in relation to the U.S. market. During recent market dips in Japan, we shifted assets into Japan in order to capitalize on the relative value we saw there, but we are still underweighted in that market.

     As of June 30, approximately 60 percent of the portfolio was allocated to stocks and approximately 40 percent to U.S. government agency obligations and other short-term instruments. For additional Fund portfolio highlights, please refer to page five.

Q  How did the Fund perform over the six-month reporting period?

A The Fund achieved a total return of 8.74 percent1 (Class A shares at net asset value) for the six-month period ended June 30. By comparison, the
Morgan Stanley Capital International (MSCI) World Index generated a total return of 14.55 percent. The J.P. Morgan Global Traded Government Index achieved a total return of -1.09 percent. The MSCI World Index is an unmanaged index that is used as a benchmark to general equity funds. The J.P. Morgan Global Traded Government Index is an unmanaged index of major foreign and U.S. government bonds that are weighted by the total market value of each country's securities and reflect variations in currency value. Keep in mind that these indices are unmanaged statistical composites and do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page four for additional Fund performance results.

Q What is your outlook for the markets and for the Fund's portfolio in the months ahead?

A Against the positive backdrop of generally benign economic conditions in the United States, the Fund appears to be well positioned for the second half of the year.

     Economic growth in the domestic markets, which influences factors such as interest rates and corporate profits, should be moderate in the months ahead, so we do not anticipate a sharp rebound in the inflation rate. Still, we will closely monitor growth and inflation figures for possible surprises, especially as we move into the latter part of the year.

     One caution flag might be the high valuations carried by world markets at this time. Stock prices, for example, while consistent with low global interest rates, might be interpreted as high in relation to earnings growth. We are increasingly uneasy about U.S. equity market levels and the global repercussions of a U.S. pullback. Hence we are building a small cash position for the short term, and will look for a better point to re-enter the market.

/s/ Barton M. Biggs                         /s/ Francine J. Bovich
Barton M. Biggs                             Francine J. Bovich
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.


/s/ Madhav Dhar                             /s/ Ann D. Thivierge
Madhav Dhar                                 Ann D. Thivierge
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.

                                       8       Please see footnotes on page four

                           Portfolio of Investments

                           June 30, 1997 (Unaudited)
================================================================================


Description                                                  Shares Market Value
--------------------------------------------------------------------------------
Common and Preferred Stocks and Equivalents 59.9%

Canada 2.9%
Abitibi Consolidated Inc..................................      300      $ 5,355
Alcan Aluminum, Ltd.......................................      600       20,464
Avenor, Inc...............................................      200        3,881
Bank of Montreal..........................................      700       27,322
Bank of Nova Scotia.......................................      600       26,286
Barrick Gold Corp.........................................    1,000       21,760
BCE, Inc..................................................    1,600       44,491
Bombardier, Inc., Class B.................................      800       18,132
Cameco Corp...............................................      200        7,495
Canadian Imperial Bank....................................    1,000       25,200
Canadian Natural Resources (a)............................      300        7,788
Canadian Occidental Petroleum.............................      400        8,979
Canadian Pacific..........................................      900       25,613
Cominco...................................................      300        7,984
Corel Corp. (a)...........................................      300        1,977
Dofasco, Inc..............................................      300        5,681
Echo Bay Mines............................................      400        2,230
Gulf Canada Resource (a)..................................      800        6,546
Imasco....................................................      600       17,379
Imperial Oil..............................................      400       20,493
Inco......................................................      400       11,948
IPL Energy, Inc...........................................      400       13,368
Laidlaw, Inc., Class B Non-Voting.........................      700        9,656
Loewen Group, Inc.........................................      100        3,469
MacMillan Bloedel.........................................      400        5,489
Magna International, Inc., Class A........................      200       12,021
Moore Corp................................................      300        5,909
Newbridge Networks Corp. (a)..............................      400       17,148
Noranda, Inc..............................................      700       15,080
Norcen Energy Resources...................................      400        9,530
Northern Telecom..........................................      600       54,072
Nova Corp.................................................    1,400       11,963
Petro.....................................................      900       14,599

                                       9       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
Canada (Continued)
Placer Dome, Inc..........................................     600      $  9,732
Potash Corporation of Saskatchewan, Inc...................     100         7,527
Power Corporation of Canada...............................     300         7,365
Renaissance Energy (a)....................................     400        11,123
Rogers Communications, Inc., Class B (a)..................     500         3,132
Royal Bank of Canada......................................     800        36,236
Seagram...................................................     900        36,171
Talisman Energy, Inc. (a).................................     400        12,296
Teck Corp., Class B Subordinated Voting...................     300         6,072
Thomson Corp..............................................   1,500        34,541
TransCanada PipeLines.....................................     800        16,076
Westcoast Energy, Inc.....................................     400         7,328
Weston George.............................................     100         6,391
                                                                         -------
                                                                         683,298
                                                                         -------

France 3.5%
Accor, SA.................................................     100        14,974
Air Liquide...............................................     150        23,814
Alcatel Alsthom, SA.......................................     300        37,572
Axa-UAP...................................................     650        40,427
Banque Nationale de Paris.................................     450        18,546
Carrefour, SA.............................................     100        72,626
Casino-Guichard-Perrachon, SA.............................     150         7,425
Compagnie Bancaire, SA....................................      50         6,381
Compagnie de Saint Gobain.................................     200        29,166
Compagnie de Suez.........................................   5,700        14,016
Compagnie de Suez.........................................     300        15,181
Compagnie Financiere Paribas, SA..........................     150        10,363
Compagnie Generale des Eaux...............................     200        25,627
Compagnie Generale des Eaux
  (Warrants, expiring 05/21/02) (a).......................     200           120
Elf Aquitaine, SA.........................................     600        64,730
Groupe Danone.............................................     200        33,046
Havas, SA.................................................     150        10,810
L'Oreal...................................................     150        63,199
Lafarge, SA...............................................     250        15,549

                             10                See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================


Description                                            Shares       Market Value
--------------------------------------------------------------------------------
France (Continued)
Legrand, SA........................................        50           $  8,806
LVMH (Moet Hennessy Louis Vuitton) (a).............       200             53,772
Michelin (CGDE), Class B...........................       400             24,020
Peugeot Citroen....................................       150             14,498
Pinault-Printemps-Redoute, SA......................        50             24,027
Promodes...........................................        50             19,475
Rhone-Poulenc, SA..................................       700             28,587
Rhone-Poulenc, SA, Act A (Non-Negotiable)..........        14                403
Sanofi, SA.........................................       200             19,603
Schneider, SA......................................       300             15,968
SEFIMEG (Societe Francaise d'Investissements
Immobiliers et de Gestion) (a).....................       100              6,381
Societe BIC, SA....................................        50              8,176
Societe Generale...................................       200             22,325
Ste Generale (Non-Negotiable)......................         6                569
Suez Lyonnaise des Eaux............................       150             15,110
Thomson CSF........................................       300              7,729
Total, SA, Class B.................................       500             50,539
                                                                         -------
                                                                         823,560
                                                                         -------
Germany 3.6%
AGIV, AG (a).......................................       150              3,419
Allianz, AG........................................       500            104,638
BASF, AG...........................................     1,150             42,496
Bayer Hypotheken Bank, AG..........................       500             14,950
Bayer Vereinsbank, AG..............................       350             14,308
Bayer, AG..........................................     1,300             49,955
Daimler-Benz, AG...................................       950             77,074
Deutsche Bank, AG..................................     1,000             58,426
Deutsche Telekom, AG...............................     3,800             91,509
Dresdner Bank, AG..................................       900             31,116
Hochtief, AG.......................................       250             11,181
Karstadt, AG.......................................        50             17,803
Man, AG............................................        50             15,395
Mannesmann, AG.....................................        50             22,275



                                 11            See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

================================================================================
Description                                               Shares    Market Value
--------------------------------------------------------------------------------
Germany (Continued)
Merck KGaA...............................................    300    $     13,236
Preussag, AG.............................................     50          14,635
RWE, AG..................................................    650          27,951
RWE, AG, Non-Voting Preferred............................    450          15,661
SAP, AG..................................................    100          20,068
SAP, AG, Non-Voting Preferred............................     50          10,378
Schering, AG.............................................    150          16,027
Siemens, AG..............................................  1,050          62,340
Thyssen, AG..............................................     50          11,840
Veba, AG.................................................    900          50,570
Viag, AG.................................................     50          22,734
Volkswagen, AG...........................................     50          38,329
                                                                    ------------
                                                                         858,314
                                                                    ------------
Hong Kong 1.4%
Bank of East Asia (a)....................................  1,200           5,003
Cathay Pacific Air.......................................  5,000          10,359
Cheung Kong Holdings.....................................  3,000          29,623
China Light & Power Co...................................  3,000          17,000
Chinese Estates Holdings.................................  4,000           3,769
Hang Seng Bank...........................................  3,100          44,216
Hong Kong & China Gas Co. (ADR)..........................  3,000           6,002
Hong Kong & Shang Hotels.................................  3,000           4,782
Hong Kong Land Holdings..................................  1,246           3,314
Hong Kong Telecommunications............................. 18,400          43,938
Hopewell Holdings........................................  7,000           4,427
Hutchison Whampoa........................................  5,000          43,241
Hysan Development........................................  2,000           5,899
Johnson Electric Holdings (a)............................  1,000           2,982
Miramar Hotel & Investment...............................  1,000           1,839
New World Development Co.................................  3,000          17,890
Shun Tak Holdings........................................  4,174           2,559
South China Morning Post.................................  6,000           5,886
Sun Hung Kai Properties..................................  3,000          36,109
Swire Pacific, Class A...................................  2,500          22,508

                               12              See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

================================================================================
Description                                                  Shares Market Value
--------------------------------------------------------------------------------
Hong Kong (Continued)
Wharf Holdings...........................................     4,000     $ 17,348
Wing Lung Bank...........................................       300        1,913
                                                                        --------
                                                                         330,607
                                                                        --------

Italy 2.1%
Assicurazioni Generali...................................     2,500       45,453
Banca Commerciale Italiana...............................     4,000        8,284
Banco Ambrosiano Veneto SpA..............................     1,000        2,883
Credito Italiano.........................................     7,500       13,724
Edison, SpA..............................................     2,000        9,950
Ente Nazionale Idrocarburi, SpA..........................    21,000      118,927
Fiat, SpA................................................     9,000       32,408
Fiat, SpA, Di Risp.......................................     2,000        3,760
Fiat, SpA, Priv..........................................     3,000        5,543
Instituto Bancario San Paolo.............................     2,500       18,225
Instituto Mobiliare Italiano.............................     1,500       13,503
Instituto Nazionale delle Assicurazioni (INA)............    10,000       15,239
Italcementi, SpA.........................................     1,000        6,237
Italgas, SpA.............................................     2,000        6,472
Mediaset, SpA............................................     3,000       12,736
Mediobanca, SpA (a)......................................     1,000        6,072
Montedison, SpA (a)......................................    10,000        6,602
Montedison, SpA, Di Risp (a).............................     5,000        3,236
Olivetti & C., SpA (a)...................................    10,000        2,833
Parmalat Finanziara, SpA (a).............................     5,000        7,075
Pirelli, SpA.............................................     5,000       12,386
Rinascente, SpA..........................................     1,000        5,557
Riunione Adriatica di Sicurta, SpA.......................       750        5,935
Sirti, SpA...............................................     1,000        5,769
Telecom Italia, SpA......................................    17,500       56,632
Telecom Italia, SpA, Di Risp.............................     5,000        9,900
Telecom Italia, SpA, Di Risp (ITL 50)....................     5,000        8,943
Telecom Italia, SpA, ORD.................................    17,500       56,169
                                                                        --------
                                                                         500,453
                                                                        --------

                                      13       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
===============================================================================

Description                                              Shares    Market Value
-------------------------------------------------------------------------------
Japan 9.1%
Ajinomoto Co., Inc.....................................   2,000  $       21,462
Aoyama Trading Co......................................     100           3,211
Asahi Chemical Industry Co.............................   5,000          29,881
Asahi Glass Co.........................................   2,000          19,892
Bank of Tokyo..........................................   5,400         108,358
Bank of Yokohama.......................................   2,000          11,255
Bridgestone Corp.......................................   2,000          46,414
Dai Nippon Printing....................................   3,000          67,789
Daiei, Inc. (a)........................................   1,000           6,412
Daiwa House Industries.................................   1,000          12,214
Daiwa Securities.......................................   2,000          15,774
Denso Corp.............................................   1,000          23,905
Fanuc..................................................     600          23,033
Fuji Bank..............................................   3,000          45,018
Fuji Photo Film Co.....................................   1,000          40,220
Fujitsu (a)............................................   3,000          41,616
Hitachi................................................   2,000          22,335
Honda Motor Co.........................................   1,000          30,099
Industrial Bank of Japan...............................   3,000          46,589
Japan Air Lines Co. (a)................................   2,000           9,091
Japan Energy Corp......................................   2,000           5,235
Jusco Co...............................................   1,000          33,764
Kajima Corp............................................   2,000          11,708
Kansai Electric Power..................................   1,500          28,922
Kao Corp...............................................   2,000          27,744
Kawasaki Steel Corp....................................   1,000           3,254
Kirin Brewery Co.......................................   2,000          20,764
Kubota Corp............................................   5,000          24,472
Kumagai Gumi Co........................................   1,000           1,666
Kyocera Corp...........................................     400          31,757
Marubeni Corp..........................................   6,000          27,220
Marui Co...............................................   1,000          18,583
Matsushita Electric Industries.........................   3,000          60,461
Mitsubishi Chemical....................................   4,000          13,052

                            14                See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Description                                               Shares    Market Value
--------------------------------------------------------------------------------
Japan (Continued)
Mitsubishi Corp........................................    2,000        $ 24,952
Mitsubishi Electric Corp...............................    3,000          16,777
Mitsubishi Estate......................................    2,000          28,965
Mitsubishi Heavy Industries............................    8,000          61,351
Mitsubishi Trust & Banking Corp........................    2,000          31,583
Mitsui Fudosan Co......................................    2,000          27,569
Mitsui Trust & Banking Co..............................    1,000           7,547
Mitsukoshi.............................................    1,000           7,110
NEC Corp...............................................    2,000          27,918
Nippon Express Co......................................    2,000          15,966
Nippon Oil Co..........................................    4,000          21,881
Nippon Steel Corp......................................    5,000          15,966
Nippon Telegraph & Telephone Corp......................       13         124,760
Nissan Fire & Marine Insurance.........................      700           3,848
Nissan Motor Co........................................    3,000          23,268
NKK Corp...............................................    6,000          12,877
Nomura Securities......................................    2,000          27,569
Odakyu Electric Railway................................    5,000          29,663
Osaka Gas Co...........................................    5,000          14,352
Sakura Bank............................................    4,000          30,640
Sankyo Co..............................................    1,000          33,589
Sanyo Electric Co......................................    4,000          17,938
Sega Enterprises.......................................      200           6,631
Sekisui Chemical Co....................................    1,000          10,120
Sekisui House..........................................    1,000          10,120
Sharp Corp.............................................    1,000          13,785
Shimizu Corp...........................................    1,000           5,994
Shiseido Co............................................    1,000          16,489
Softbank Corp..........................................      210          13,430
Sony Corp..............................................      500          43,579
Sumitomo Bank..........................................    3,000          49,206
Sumitomo Chemical......................................    4,000          18,112
Sumitomo Corp..........................................    2,000          19,019
Sumitomo Metal Industries..............................    1,000           2,844

                                       15      See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================


Description                                                Shares   Market Value
--------------------------------------------------------------------------------
Japan (Continued)
Sumitomo Metal Mining Co..................................  1,000  $       7,067
Taisei Corp...............................................  4,000         18,531
Taisho Pharmacy Co........................................  1,000         26,959
Takeda Chemical Industries................................  2,000         56,186
Tobu Railway Co...........................................  1,000          4,615
Tokai Bank................................................  2,000         20,590
Tokio Marine & Fire Insurance Co..........................  2,000         26,173
Tokyo Electric Power......................................  1,800         37,847
Tokyo Gas Co..............................................  5,000         13,872
Tokyu Corp................................................  2,000         12,406
Toray Industries, Inc.....................................  3,000         21,384
Toto......................................................  1,000         12,302
Toyota Motor Corp.........................................  4,000        117,955
Yamaichi Securities Co....................................  2,000          5,950
Yamanouchi Pharmaceutical Co..............................  1,000         26,871
Yasuda Trust & Banking....................................  2,000          7,643
                                                                       ---------
                                                                       2,164,939
                                                                       ---------
Netherlands 1.0%
ABN Amro Holdings, NV.....................................  1,200         22,375
Akzo Nobel, NV............................................    100         13,704
Elsevier, NV..............................................    600         10,026
ING Groep NV..............................................    630         29,046
KLM Royal Dutch Air Lines, NV.............................    100          3,082
Koninklijke Ahold, NV.....................................    100          8,437
Koninklijke KNP BT, NV....................................    100          2,277
Koninklijke PTT Nederland, NV (ADR).......................    410         16,083
Philips Electronics, NV...................................    300         21,489
Royal Dutch Petroleum Co..................................  1,600         68,485
Unilever, NV..............................................    100         21,051
Wolters Kluwer, NV........................................    101         12,298
                                                                       ---------
                                                                         228,353
                                                                       ---------
Singapore 1.2%
City Developments.........................................  3,000         29,377
Cycle & Carriage..........................................  1,000         10,352

                          16                   See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
===============================================================================

Description                                              Shares    Market Value
-------------------------------------------------------------------------------
Singapore (Continued)
DBS Land...............................................   4,000  $       12,646
Development Bank of Singapore..........................   2,000          25,180
First Capital Corp.....................................   1,000           2,602
Fraser & Neave.........................................   1,000           7,134
Inchcape Berhad........................................   1,000           3,602
Keppel Corp............................................   3,000          13,325
Keppel Corp., Class A (a)..............................     250           1,084
NatSteel, Ltd..........................................   1,000           2,546
Neptune Orient Lines...................................   4,000           3,581
Overseas Chinese Bank..................................   2,800          28,985
Overseas Union Enterprise..............................   1,000           4,616
Shangri-La Hotel.......................................   1,000           2,994
Singapore Airlines.....................................   4,000          35,812
Singapore Press Holdings...............................   1,000          20,144
Singapore Technologies Industrial Corp.................   3,000           7,722
Singapore Telecommunications...........................  24,000          44,317
Straits Trading Co.....................................   1,000           2,182
United Industrial Corp.................................   6,000           4,532
United Overseas Bank...................................   3,000          30,846
                                                                 --------------
                                                                        293,579
                                                                 --------------
Spain 1.6%
Argentaria, SA.........................................     300          16,797
Autopistas Cesa........................................     600           8,144
BCO Bilbao Vizcaya.....................................     600          48,741
BCO Central Hispan.....................................     400          14,632
BCO Santander..........................................     900          27,730
Corporacion Financiera Alba, SA........................     100          12,684
Corporacion Mapfre.....................................     100           5,321
Emp Nac Electricid (a).................................     700          58,765
Empresa Nacional de Celulosas, SA......................     100           1,764
Fomento Construcciones y Contratas, SA.................     100          12,752
Gas Natural SDG, SA....................................     100          21,846
Iberdrola, SA..........................................   2,300          29,033

                                      17      See Notes to Financial Statements

                     Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
================================================================================

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Spain (Continued)
Inmobiliaria Metropolitana Vasco Central, SA
(Including 100 Bonus Rights Expiring 07/26/97)..........    100         $  3,624
Repsol, SA..............................................    800           33,824
Tabacalera, SA, Class A.................................    100            5,368
Telefonica De Espana....................................  2,300           66,495
Union Electrica Fenosa, SA..............................    800            7,275
Viscofan Industria Navarra De Envolturas
 Celulosicas, SA........................................    100            2,338
                                                                        --------
                                                                         377,133
                                                                        --------
Sweden 1.5%
ABB, AB, Class A........................................  2,000           28,052
AGA, AB, Class B........................................    600            7,989
Astra, AB, Class A......................................  3,733           69,492
Atlas Copco, AB, Class A................................    500           13,057
Electrolux, AB, Class B.................................    200           14,427
Ericsson Telefan LM, Class B (a)........................  2,300           90,537
Granges, AB (a).........................................    100            1,325
Hennes & Mauritz, AB, Class B...........................    500           17,581
Securitas, AB, Class B..................................    200            5,636
Skandia Forsakrings, AB.................................    300           11,053
Skandinaviska Enskilda Banken, Class A..................  1,400           15,112
Skanska, AB, Class B....................................    300           13,264
SKF, AB, Class B........................................    400           10,342
Stora Kopparbergs Bergslags Aktiebolag, Class A.........    800           12,927
Svenska Cellulosa, AB, Class B..........................    500           10,471
Svenska Handelsbkn, Class A (a).........................    500           15,901
Volvo, AB, Class B......................................  1,100           29,436
                                                                        --------
                                                                         366,602
                                                                        --------
Switzerland 2.4%
ABB, AG.................................................     10           15,137
Alusuisse Lonza Holding.................................     10           10,356
Credit Suisse Group.....................................    300           38,527
Holderbank Financiere Glarus AG.........................     10            9,445
Nestle, AG..............................................     60           79,151
Novartis (a)............................................    100          159,863

                                      18       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Switzerland (Continued)
Roche Holdings Bearer, AG..............................       2     $     27,466
Roche Holdings Genusscheine, AG........................      10           90,445
SGS Holding............................................       5           10,685
SMH, AG................................................      10            5,712
Sulzer, AG (Including 10 Rights Expiring 07/09/97).....      10            8,562
Swiss Bank Corp (a)....................................     110           29,421
Swiss Reinsurance......................................      20           28,288
Union Bank of Switzerland..............................      30           34,315
Zurich Versicherungs-Gesellschaft......................      60           23,877
                                                                    ------------
                                                                         571,250
                                                                    ------------
Thailand 0.1%
Siam Cement Co.........................................   1,000           17,294
Thai Military Bank, PLC................................  14,600           16,344
                                                                    ------------
                                                                          33,638
                                                                    ------------
United Kingdom 5.0%
Abbey National.........................................   1,400           19,118
Arjo Wiggins Apple.....................................   1,300            3,789
B.A.T Industries.......................................   3,700           33,119
Barclays...............................................   1,800           35,731
Bass...................................................   1,600           19,531
BG.....................................................   5,300           19,417
Blue Circle Industries.................................   3,500           25,004
BOC Group..............................................   1,100           19,115
Boots Co...............................................   1,400           16,425
British Aerospace......................................     500           11,128
British Airways........................................   1,300           14,819
British Petroleum......................................   7,200           89,567
British Sky Broadcast..................................   2,100           15,520
British Telecommunications.............................   6,800           50,505
BTR....................................................   4,700           16,084
Cable & Wireless.......................................   3,000           27,477
Centrica (a)...........................................   5,300            6,443
Commercial Union.......................................   1,000           10,516
EMI Group..............................................     700           12,590

                                     19        See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Description                                          Shares         Market Value
--------------------------------------------------------------------------------
United Kingdom (Continued)
General Electric....................................  3,300          $   19,729
Glaxo Wellcome......................................  3,700              76,558
Grand Metropolitan..................................  2,800              26,951
Great Universal Stores..............................  1,200              12,180
Guinness............................................  3,000              29,376
Hanson..............................................    900               4,466
HSBC Holdings.......................................     49               1,474
HSBC Holdings (a)...................................  2,100              62,240
Imperial Chemical Industries........................  1,200              16,666
Ladbroke Group......................................  1,300               5,109
Land Securities.....................................  1,000              14,155
Lloyds TSB Group....................................  6,200              63,704
Marks & Spencer.....................................  3,100              25,709
MEPC................................................  1,100               9,008
National Power......................................  1,700              14,778
P & O Finance (a)...................................  1,100              10,954
Prudential Corp.....................................  2,900              28,345
Redland.............................................  1,700               9,625
Reed International..................................  2,400              23,181
Reuters Holdings....................................  2,100              22,137
Rio Tinto...........................................  1,700              29,627
RMC Group...........................................    900              14,583
Royal Bank Scot Group...............................    700               6,551
Royal Sun Alliance..................................  1,700              12,570
Safeway.............................................  1,000               5,787
Sainsbury J Finance.................................  1,900              11,517
Scottish Power......................................  1,700              11,041
Smithkline Beecham..................................  3,100              57,071
Tesco...............................................  2,500              15,446
Thames Water........................................  1,100              12,640
Thorn...............................................  1,000               2,831
Unilever............................................    900              25,764
Vodafone Group......................................  3,900              19,029
Zeneca Group........................................  1,100              36,380
                                                                     ----------
                                                                      1,183,080
                                                                     ----------

                                      20       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================
Description                                            Shares      Market Value
--------------------------------------------------------------------------------
United States 24.5%
Abbott Laboratories, Inc............................... 1,400     $       93,450
Aluminum Company of America............................   400             30,150
American Express Co....................................   900             67,050
American Home Products Corp............................ 1,000             76,500
American International Group, Inc......................   800            119,500
Amoco Corp.............................................   800             69,550
AT&T Corp.............................................. 2,700             94,669
BancOne Corp........................................... 1,300             62,969
BankAmerica Corp....................................... 1,940            125,251
BellSouth Corp......................................... 1,900             88,112
Boeing Co.............................................. 1,140             60,491
Bristol-Myers Squibb Co................................   880             71,280
Campbell Soup Co.......................................   800             40,000
Caterpillar, Inc.......................................   300             32,213
Chevron Corp........................................... 1,200             88,725
Chrysler Corp.......................................... 1,000             32,813
Citicorp............................................... 1,220            147,086
Coca Cola Co. (b)...................................... 3,100            209,250
Columbia/HCA Healthcare Corp........................... 1,200             47,175
Computer Associates International, Inc.................   700             38,981
Consolidated Edison Co................................. 1,700             50,044
CSX Corp...............................................   400             22,200
Dow Chemical Co........................................   800             69,700
Du Pont (E. I.) de Nemours & Co........................ 2,000            125,750
Duke Power Co..........................................   600             28,763
Dun & Bradstreet Corp..................................   500             13,125
Eastman Kodak Co....................................... 1,300             99,775
Electronic Data Systems Corp...........................   800             32,800
Enron Corp.............................................   700             28,569
Exxon Corp............................................. 1,700            104,550
Federal National Mortgage Association.................. 1,600             69,800
First Union Corp.......................................   900             83,250
General Electric Co. (b)............................... 4,200            274,575
General Motors Corp.................................... 1,500             83,531

                                               See Notes to Financial Statements

                     Portfolio of Investments (Continued)
                           June 30, 1997 (Unaudited)
================================================================================================
Description                                                           Shares        Market Value
------------------------------------------------------------------------------------------------
United States (Continued)
General Reinsurance Corp. (a)........................................    400            $ 72,800
Heinz, H. J. & Co....................................................  1,000              46,125
Hewlett-Packard Co...................................................  1,400              78,400
Home Depot, Inc......................................................  1,000              68,937
Intel Corp...........................................................    960             136,140
International Business Machines Corp.................................  1,800             162,337
International Paper Co...............................................    500              24,281
ITT Corp. (a)........................................................    300              18,319
JP Morgan & Co., Inc.................................................    700              73,062
Kmart Corp. (a)......................................................  1,300              15,925
Latin American Discovery Fund, Inc. (an affiliate of VKAC)...........  8,200             161,950
Lilly Eli & Co.......................................................    900              98,381
McDonald's Corp......................................................    800              38,650
Merck & Co., Inc.....................................................  1,730             179,055
Microsoft Corp. (a)..................................................  1,530             193,354
Minnesota Mining & Manufacturing Co..................................    600              61,200
Mobil Corp...........................................................  1,200              83,850
Morgan Stanley Asia Pacific Fund, Inc. (an affiliate of VKAC)........ 15,000             157,500
Morgan Stanley India Investment Fund (an affiliate of VKAC) (a)...... 11,500             148,781
Motorola, Inc........................................................  1,100              83,600
Norfolk Southern Corp................................................    400              40,300
Oracle Systems Corp. (a).............................................  1,200              60,450
PepsiCo, Inc.........................................................  2,200              82,637
Pfizer, Inc..........................................................  1,170             139,815
PG&E Corp............................................................  1,000              24,250
Philip Morris Cos., Inc..............................................  1,120              49,700
PPG Industries, Inc..................................................    500              29,063
Procter & Gamble Co..................................................  1,100             155,375
Sara Lee Corp........................................................  1,100              45,788
SBC Communications, Inc..............................................    900              55,687
Sears Roebuck & Co...................................................  1,300              69,875
Southern Co..........................................................  2,100              45,937
Texas Utilities Co...................................................    600              20,663
Time Warner, Inc.....................................................  1,000              48,250

                                      22                       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Description                                                                          Shares        Market Value
United States (Continued)
Travelers Group, Inc...............................................................   1,100          $   69,369
Wal-Mart Stores, Inc...............................................................   4,700             158,919
Walt Disney Co.....................................................................   1,300             104,325
Weyerhaeuser Co....................................................................     300              15,600
WMX Technologies, Inc..............................................................     900              28,913
                                                                                                   ------------
                                                                                                      5,829,210
                                                                                                   ------------

        Total Common and Preferred Stocks and Equivalents 59.9%............................          14,244,016
                                                                                                   ------------
U.S. Government Obligations 9.1%
U.S. Treasury Bond ($650,000 par, 8.125% coupon, 08/15/19 maturity) (b)....................             741,507
U.S. Treasury Note ($450,000 par, 6.375% coupon, 05/15/99 maturity) (b)....................             452,250
U.S. Treasury Note ($300,000 par, 6.250% coupon, 10/31/01 maturity) (b)....................             298,593
U.S. Treasury Note ($650,000 par, 7.250% coupon, 05/15/04 maturity) (b)....................             677,521
                                                                                                   ------------
        Total U.S. Government Obligations..................................................           2,169,871
                                                                                                   ------------
Total Long-Term Investments 69.0% (Cost $14,462,718).......................................          16,413,887
                                                                                                   ------------
Short-Term Investments

Repurchase Agreement 7.8%
State Street Bank & Trust Co. ($1,845,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/97, to be sold on 07/01/97 at
$1,845,256) (b)............................................................................           1,845,000
                                                                                                   ------------
U.S. Government Agency Obligations 21.0%
Federal Home Loan Bank Discount Note ($4,500,000 par, yielding 5.480%,
07/03/97 maturity) (b).....................................................................           4,498,630

Federal National Mortgage Association Discount Note ($500,000 par, yielding
5.428%, 07/17/97 maturity) (b).............................................................             498,798
                                                                                                   ------------
        Total U.S. Government Agency Obligations...........................................           4,997,428
                                                                                                   ------------
Total Short-Term Investments 28.8% (Cost $6,842,428).......................................           6,842,428
                                                                                                   ------------
Total Investments 97.8% (Cost $21,305,146).................................................          23,256,315

Foreign Currency 0.4%
(Various denominations, Cost $97,114)......................................................              97,495

Other Assets in Excess of Liabilities 1.8%.................................................             436,663
                                                                                                   ------------
Net Assets 100.0%.........................................................................         $ 23,790,473
                                                                                                   ============

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated as collateral for open futures transactions and forward purchase commitments.
ADR-American Depository Receipt

                                           23  See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
===============================================================================

Assets:
Total Investments, (Cost $21,305,146)......................  $       23,256,315
Foreign Currency, at Market Value (Cost $97,114)...........              97,495
Cash.......................................................                 543
Receivables:
  Investments Sold.........................................             751,312
  Variation Margin on Futures..............................             351,244
  Dividends................................................              35,898
  Interest.................................................              29,288
  Fund Shares Sold.........................................              28,328
Forward Commitments and Foreign Currency Contracts.........             127,148
Unamortized Organizational Costs...........................               5,986
Other......................................................                 688
                                                             ------------------
  Total Assets.............................................  $       24,684,245
                                                             ------------------
Liabilities:
Payables:
  Investments Purchased....................................             770,710
  Distributor and Affiliates...............................              45,424
  Investment Advisory Fee..................................              19,617
  Fund Shares Repurchased..................................              19,237
Accrued Expenses...........................................              20,423
Deferred Compensation and Retirement Plans.................              18,361
                                                             ------------------
  Total Liabilities........................................             893,772
                                                             ------------------
Net Assets.................................................  $       23,790,473
                                                             ==================
Net Assets Consist of:
Capital....................................................  $       19,422,748
Accumulated Net Realized Gain..............................           2,518,612
Net Unrealized Appreciation................................           2,066,795
Accumulated Net Investment Loss............................            (217,682)
                                                             ------------------
Net Assets.................................................  $       23,790,473
                                                             ==================
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share
      (Based on net assets of $11,066,694 and 974,912
      shares of beneficial interest issued and
      outstanding).........................................  $            11.35
    Maximum sales charge (4.75%* of offering price)........                 .57
                                                             ------------------
    Maximum offering price to public.......................  $            11.92
                                                             ==================
  Class B Shares:
    Net asset value and offering price per share (Based
      on net assets of $10,983,342 and 985,443 shares
      of beneficial interest issued and outstanding).......  $            11.15
                                                             ==================
  Class C Shares:
    Net asset value and offering price per share (Based
      on net assets of $1,740,437 and 155,913 shares of
      beneficial interest issued and outstanding)..........  $            11.16
                                                             ==================


*On sales of $100,000 or more, the sales charge will be reduced.

                                      24      See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
===============================================================================
Investment Income:
Interest..........................................................   $  180,610
Dividends (Net of foreign withholding taxes of $19,564)...........      114,758
                                                                     ----------
    Total Income..................................................      295,368
                                                                     ----------
Expenses:
Investment Advisory Fee...........................................      107,818
Custody...........................................................       84,025
Distribution (12b-1) and Service Fees (Attributed to Classes A,
 B and C of $12,083, $51,266 and $8,220, respectively)............       71,569
Shareholder Services..............................................       72,332
Registration and Filing Fees......................................       21,908
Shareholder Reports...............................................       34,140
Audit.............................................................       24,635
Trustees Fees and Expenses........................................        4,205
Amortization of Organizational Costs..............................        1,631
Legal.............................................................        1,660
Other.............................................................       22,670
                                                                     ----------
    Total Expenses................................................      446,593
                                                                     ----------
Net Investment Loss...............................................   $ (151,225)
                                                                     ==========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments.....................................................   $2,315,489
  Futures.........................................................      265,600
  Forward Commitments.............................................      (10,719)
  Foreign Currency Transactions...................................      (77,840)
                                                                     ----------
Net Realized Gain.................................................    2,492,530
                                                                     ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................    2,579,885
                                                                     ----------
  End of the Period:
    Investments...................................................    1,951,169
    Futures.......................................................      (13,000)
    Forward Purchase Commitments..................................       89,425
    Forward Currency Contracts....................................       60,250
    Foreign Currency Translation..................................      (21,049)
                                                                     ----------
                                                                      2,066,795
                                                                     ----------
Net Unrealized Depreciation During the Period.....................     (513,090)
                                                                     ----------
Net Realized and Unrealized Gain..................................   $1,979,440
                                                                     ==========
Net Increase in Net Assets from Operations........................   $1,828,215
                                                                     ==========

                               25             See Notes to Financial Statements

                      Statement of Changes in Net Assets

                    For the Six Months Ended June 30, 1997
               and the Year Ended December 31, 1996 (Unaudited)
================================================================================

                                                                Six Months
                                                                     Ended          Year Ended
                                                             June 30, 1997   December 31, 1996
----------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Loss.......................................    $   (151,225)       $   (112,792)
Net Realized Gain.........................................       2,492,530           1,701,201
Net Unrealized Appreciation/Depreciation
  During the Period.......................................        (513,090)          1,005,068
                                                              ------------        ------------

Change in Net Assets from Operations......................       1,828,215           2,593,477
Distribution from Net Realized Gain*......................        (190,606)         (1,608,530)
                                                              ------------        ------------
Net Change in Net Assets from Investment Activities.......       1,637,609             984,947
                                                              ------------        ------------
From Capital Transactions:
Proceeds from Shares Sold.................................       4,097,346           7,742,285
Net Asset Value of Shares Issued Through
  Dividend Reinvestment...................................         174,446           1,377,670
Cost of Shares Repurchased................................      (2,220,590)        (15,458,267)
                                                              ------------        ------------
Net Change in Net Assets from Capital Transactions........       2,051,202          (6,338,312)
                                                              ------------        ------------
Total Increase/Decrease in Net Assets.....................       3,688,811          (5,353,365)
Net Assets:
Beginning of the Period...................................      20,101,662          25,455,027
                                                              ------------        ------------
End of the Period (Including accumulated net investment
  loss of $217,682 and $7,148, respectively)..............    $ 23,790,473        $ 20,101,662
                                                              ============        ============
                                                                Six Months
                                                                     Ended          Year Ended
*Distributions by Class                                      June 30, 1997   December 31, 1996
----------------------------------------------------------------------------------------------
Distributions from Net Realized Gain:
  Class A Shares..........................................    $    (86,370)           (713,178)
  Class B Shares..........................................         (90,247)           (762,464)
  Class C Shares..........................................         (13,989)           (132,888)
                                                              ------------        ------------
                                                              $   (190,606)       $ (1,608,530)
                                                              ============        ============

                                       26      See Notes to Financial Statements

                             Financial Highlights

   The following schedule presents financial highlights for one share of the
        Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                                                May 16, 1994
                                                                                   Year Ended                  (Commencement
                                                            Six Months            December 31,                 of Investment
                                                              Ended            -------------------            Operations) to
Class A Shares                                            June 30, 1997        1996 (c)       1995         December 31, 1994
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     Beginning of the Period...............................   $ 10.530        $ 10.15     $  9.19                  $    9.44
                                                               -------        -------     -------                  ---------
     Net Investment Income/Loss............................      (.064)           -0-         .08                        .10
     Net Realized and Unrealized
       Gain/Loss...........................................       .979          1.242      1.1375                     (.2475)
                                                               -------        -------     -------                  ---------
Total from Investment Operations...........................       .915          1.242      1.2175                     (.1475)
                                                               -------        -------     -------                  ---------
Less:
     Distributions from and in Excess of Net
       Investment Income...................................        -0-            -0-       .0775                       .075
     Distributions from and in Excess of Net
       Realized Gain.......................................       .094           .862         .18                      .0275
                                                               -------        -------     -------                  ---------
Total Distributions........................................       .094           .862       .2575                      .1025
                                                               -------        -------     -------                  ---------
Net Asset Value, End of the Period.........................    $11.351        $10.530     $ 10.15                  $    9.19
                                                               =======        =======     =======                  =========
Total Return* (a)..........................................     8.74%**         12.44%      13.30%                  (1.57%)**
Net Assets at End of the
     Period (In millions)..................................    $  11.1        $   8.5     $  15.5                  $    11.5
Ratio of Expenses to Average Net Assets*...................       3.75%          2.87%       2.79%                      2.75%
Ratio of Net Investment Income/Loss to
     Average Net Assets*...................................      (.97%)           .00%        .81%                      1.54%
Portfolio Turnover.........................................      151%**            91%        135%                      50%**
Average Commission
     Paid Per Equity Share Traded (b)......................    $ .0149        $ .0214          --                         --
*If certain expenses had not been assumed by VKAC,
     total return would have been lower and
     the ratios would have been as follows:
Ratio of Expenses to Average Net
     Assets................................................         N/A          3.17%       3.68%                      2.76%
Ratio of Net Investment Income/Loss to
     Average Net Assets....................................         N/A          (.30%)      (.07%)                     1.53%

**   Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

(c)  Based on average month-end shares outstanding.

N/A - Not Applicable.

                                       27     See Notes to Financial Statements

                                         Financial Highlights (Continued)

                     The following schedule presents financial highlights for one share of the
                          Fund outstanding throughout the periods indicated. (Unaudited)
====================================================================================================================
                                                                                                        May 16, 1994
                                                                                                       (Commencement
                                                             Six Months         Year Ended             of Investment
                                                                  Ended        December 31,           Operations) to
                                                                            -------------------
Class B Shares                                            June 30, 1997      1996 (c)    1995      December 31, 1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............         $10.379       $ 10.10  $  9.17               $  9.44
                                                                -------       -------  -------               -------
  Net Investment Income/Loss...........................           (.089)        (.106)    (.01)                  .01
  Net Realized and Unrealized
      Gain/Loss........................................            .950         1.247   1.1375                (.2065)
                                                                -------       -------  -------               -------
Total from Investment Operations.......................            .861         1.141   1.1275                (.1965)
                                                                -------       -------  -------               -------

Less:
  Distributions from and in
      Excess of Net Investment Income..................             -0-           -0-    .0175                  .046
  Distributions from and in Excess of Net
      Realized Gain....................................            .094          .862      .18                 .0275
                                                                -------       -------  -------               -------
Total Distributions....................................            .094          .862    .1975                 .0735
                                                                -------       -------  -------               -------
Net Asset Value, End of the Period.....................         $11.146       $10.379  $ 10.10               $  9.17
                                                                -------       -------  -------               -------
Total Return* (a)......................................           8.48%**       11.51%   12.31%                (2.09%)**
Net Assets at End of the Period
  (In millions)........................................         $  11.0       $   9.9  $   8.1               $   7.4
Ratio of Expenses to Average Net Assets*...............           4.52%          3.76%    3.73%                 3.92%
Ratio of Net Investment Income/Loss to
  Average Net Assets*..................................          (1.77%)        (1.01%)   (.09%)                 .13%
Portfolio Turnover.....................................            151%**          91%     135%                   50%**
Average Commission Paid
  Per Equity Share Traded (b)..........................         $ .0149       $ .0214       --                    --
*If certain expenses had not been assumed by VKAC,
 total return would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net Assets................             N/A          4.06%    4.61%                 3.93%
Ratio of Net Investment Income/Loss to
  Average Net Assets...................................             N/A         (1.30%)   (.97%)                 .12%

**   Non-Annualized
(a)  Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b)  Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(c)  Based on average month-end shares outstanding.
N/A - Not Applicable.

                                       28      See Notes to Financial Statements

   The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

=============================================================================================================================
                                                                                                                 May 16, 1994
                                                                                          Year Ended            (Commencement
                                                                       Six Months         December 31,          of Investment
                                                                            Ended     -------------------      Operations) to
Class C Shares                                                      June 30, 1997     1996(c)       1995    December 31, 1994
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     Beginning of the Period.......................................       $10.395      $10.12      $ 9.20             $  9.44
                                                                          -------     -------      ------             -------
   Net Investment Income/Loss......................................         (.099)      (.104)       (.02)                .05
   Net Realized and Unrealized Gain/Loss...........................          .961       1.241      1.1375              (.2165)
                                                                          -------     -------      ------             -------
Total from Investment Operations...................................          .862       1.137      1.1175              (.1665)
                                                                          -------     -------      ------             -------
Less:
   Distributions from and in Excess of Net Investment Income.......           -0-         -0-       .0175                .046
   Distributions from and in Excess of Net Realized Gain...........          .094        .862         .18               .0275
                                                                          -------     -------      ------             -------
Total Distributions................................................          .094        .862       .1975               .0735
                                                                          -------     -------      ------             -------
Net Asset Value, End of the Period.................................       $11.163     $10.395      $10.12             $  9.20
                                                                          =======     =======      ======             =======
Total Return*......................................................          8.37%**    11.49%      12.16%              (1.77%)**
Net Assets at End of the Period
  (In millions)....................................................       $   1.7     $   1.7      $  1.9             $   1.3
Ratio of Operating Expenses to Average Net Assets*.................          4.56%       3.78%       3.79%               3.36%
Ratio of Net Investment Income/Loss to
  Average Net Assets*..............................................         (1.82%)      (.99%)      (.18%)               .80%
Portfolio Turnover.................................................           151%**       91%        135%                 50%**
Average Commission Paid Per Equity Share Traded (b)................       $ .0149     $ .0214          --                  --
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to Average Net Assets..................            N/A       4.07%       4.67%               3.38%
Ratio of Net Investment Income/Loss to Average Net Assets..........            N/A      (1.28%)     (1.06%)               .78%

**  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(c) Based on average month-end shares outstanding.
N/A - Not Applicable.

                                       29      See Notes to Financial Statements

                        Notes to Financial Statements

                          June 30, 1997 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen American Capital Global Managed Assets Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic equity and debt securities. The Fund commenced investment operations on May 16, 1994, with three classes of beneficial interest, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at their last quoted bid price. Fixed income securities are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                           June 30, 1997 (Unaudited)
================================================================================

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Foreign Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. Organizational Costs--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs are being amortized on a straight line basis over the 60-month period ending May 15, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1997, for federal income tax purposes cost of long- and short-term investments, including foreign currencies, is $21,406,187, the aggregate gross unrealized appreciation is $2,389,541 and the aggregate gross unrealized depreciation is $301,316, resulting in net unrealized appreciation including open futures, forward commitments, and forward currency contracts, of $2,088,225.

G. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for

                           June 30, 1997 (Unaudited)
================================================================================

federal income tax purposes includes gains and losses realized on certain transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. As a result, permanent differences of $1,568 due to the characterization of distributions for tax purposes have been reclassified from accumulated net investment loss to accumulated net realized gain. In addition, permanent differences of $60,877 relating to net currency losses were reclassified from accumulated net realized gain to accumulated net investment loss.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. On March 31, 1997, the Adviser terminated its subadvisory agreement with John Govett & Co., Ltd. and with shareholder approval has changed the subadviser to Morgan Stanley Asset Management Inc. (the "Subadviser") effective April 1, 1997. The Subadviser provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its investment advisory fee to the Subadviser.

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $9,400 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $58,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year

                           June 30, 1997 (Unaudited)
================================================================================

period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

     At the end of the period, the Fund owned the following Morgan Stanley Funds which were managed by the Subadviser:

                                                                   Transactions
                                                              During the Period
                                                -------------------------------
                                                 % of      Cost of     Proceeds
                                           Net Assets    Purchases     of Sales
-------------------------------------------------------------------------------
Latin America Discovery Fund, Inc.......        .68%      $128,784           $0
Morgan Stanley Asia Pacific Fund, Inc...        .66%      $148,575           $0
Morgan Stanley India Investment Fund....        .63%      $124,341           $0

     At June 30, 1997, VKAC owned 10,604, 53 and 87 shares of Classes A, B and C, respectively.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1997, capital aggregated $8,561,192, $9,428,963 and $1,432,593 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                         Shares           Value
-------------------------------------------------------------------------------
Sales:
  Class A........................................       239,709     $ 2,573,685
  Class B........................................       116,152       1,232,566
  Class C........................................        27,582         291,095
                                                       --------     -----------
Total Sales......................................       383,443     $ 4,097,346
                                                       ========     ===========

Dividend Reinvestment:
  Class A........................................         7,825     $    83,327
  Class B........................................         7,617          79,835
  Class C........................................         1,075          11,284
                                                       --------     -----------
Total Dividend Reinvestment......................        16,517     $   174,446
                                                       ========     ===========

Repurchases:
  Class A........................................       (81,133)    $  (871,438)
  Class B........................................       (92,653)       (982,165)
  Class C........................................       (34,695)       (366,987)
                                                       --------     -----------
Total Repurchases................................      (208,481)    $(2,220,590)
                                                       ========     ===========

                           June 30, 1997 (Unaudited)
================================================================================

     At December 31, 1996, capital aggregated $6,775,618, $9,098,727 and $1,497,201 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:


                                                          Shares          Value
--------------------------------------------------------------------------------
Sales:
  Class A.......................................         343,389   $  3,674,083
  Class B.......................................         319,565      3,371,501
  Class C.......................................          66,272        696,701
                                                     -----------   ------------
Total Sales.....................................         729,226   $  7,742,285
                                                     ===========   ============
Dividend Reinvestment:
        Class A.................................          58,774   $    608,282
        Class B.................................          65,677        670,411
        Class C.................................           9,677         98,977
                                                     -----------   ------------
Total Dividend Reinvestment.....................         134,128   $  1,377,670
                                                     ===========   ============
Repurchases:
        Class A.................................      (1,122,082)  $(11,975,953)
        Class B.................................        (233,170)    (2,467,031)
        Class C.................................         (95,831)    (1,015,283)
                                                     -----------   ------------
Total Repurchases...............................      (1,451,083)  $(15,458,267)
                                                     ===========   ============

                           June 30, 1997 (Unaudited)
================================================================================

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                             Contingent Deferred
                                                                Sales Charge
                                                             -------------------
Year of Redemption                                           Class B     Class C
--------------------------------------------------------------------------------
First...................................................     4.00%         1.00%
Second..................................................     4.00%          None
Third...................................................     3.00%          None
Fourth..................................................     2.50%          None
Fifth...................................................     1.50%          None
Sixth and Thereafter....................................      None          None

     For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,200 and CDSC on the redeemed shares of approximately $12,100. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $24,945,225 and $24,778,821, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                           June 30, 1997 (Unaudited)
================================================================================

Forward Purchase Commitments

The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     The following forward purchase commitments were outstanding as of June 30, 1997:


Par Amount
in Local                                                                                        Unrealized
Currency                                                                                     Appreciation/
(000)           Description                                     Coupon        Maturity        Depreciation
----------------------------------------------------------------------------------------------------------
                Canada (Government of)
575--CA$        Settlement 07/10/97......................       7.500%        03/01/01            $ 8,117

                Denmark (Kingdom of)
1,400--DKK      Settlement 08/28/97......................       8.000         03/15/06              3,826

                Germany Unity (Fed Republic of)
500--DEM        Settlement 07/03/97......................       8.000         01/21/02              6,106

                Germany (Treuhandanstalt)
1,200--DEM      Settlement 07/03/97......................       7.500         09/09/04             18,439
200--DEM        Settlement 08/18/97......................       7.500         09/09/04                197

                Italy (Republic of)
1,000,000--ITL  Settlement 07/03/97......................      10.500         07/15/00             16,950

                Japan
40,000--JPY     Settlement 07/10/97......................       5.500         03/20/02             (1,723)
20,000--JPY     Settlement 07/10/97......................       3.400         03/22/04               (724)
10,000--JPY     Settlement 08/15/97......................       3.400         03/22/04              1,448

                Japan (Government of)
20,000--JPY     Settlement 08/28/97......................       3.100         09/20/06              2,095

                Sweden (Kingdom of)
4,000--SEK      Settlement 07/10/97......................      13.000         06/15/01             14,967

                United Kingdom
250--GBP        Settlement 07/03/97......................       7.750         09/08/06             19,727
                                                                                                  -------
                Total Forward Purchase Commitments
                  (Cost $4,595,146)......................                                         $89,425
                                                                                                  =======

                           June 30, 1997 (Unaudited)
================================================================================

Forward Currency Contracts

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     The following forward currency contracts were outstanding as of June 30, 1997:

                                                                        Unrealized
                                                        Current      Appreciation/
Description                                               Value       Depreciation
----------------------------------------------------------------------------------
Long Contracts

Austrian Schilling,
  130,000 expiring 07/31/97........................   $  98,274          $ (2,606)
  100,000 expiring 08/22/97........................      75,616            (2,034)

Canadian Dollar,
  270,000 expiring 08/22/97........................     196,166               514

Swiss Franc,
  482,397 expiring 08/18/97........................     332,352            (8,735)

Deutsche Mark,
  327,350 expiring 07/30/97........................     187,690            (2,652)
  327,000 expiring 07/30/97........................     187,915            (1,969)
  1,070,000 expiring 08/29/97......................     616,151           (19,618)
  250,000 expiring 09/05/97........................     144,033            (3,756)
  740,000 expiring 09/26/97........................     426,991            (2,992)
  120,000 expiring 10/06/97........................      69,293              (715)

Danish Krone,
  535,000 expiring 09/26/97........................      80,989              (536)

Spanish Peseta,
  52,000,000 expiring 08/29/97.....................     353,108           (11,318)

French Franc,
  1,071,115 expiring 09/15/97......................     183,185            (1,815)

Pound Sterling,
  333,489 expiring 07/16/97........................     555,101            10,847
  360,000 expiring 08/29/97........................     598,445            14,957

Italian Lira,
  276,853,091 expiring 07/02/97....................     162,896            (1,614)
  590,000,000 expiring 08/29/97....................     346,506            (6,247)

                           June 30, 1997 (Unaudited)
================================================================================

                                                                      Unrealized
                                                  Current          Appreciation/
Description                                         Value           Depreciation
--------------------------------------------------------------------------------
Long Contracts (Continued)
Japanese Yen,
  29,375,728 expiring 07/18/97...............  $  256,992              $ 21,118
  115,000,000 expiring 08/22/97..............   1,011,044                16,072
  28,551,168 expiring 08/25/97...............     249,094                (2,380)
  26,676,000 expiring 09/16/97...............     235,351                  (376)
  112,740,000 expiring 01/26/98..............   1,014,227                81,721
Netherlands Guilder,
  95,624 expiring 08/18/97...................      48,716                  (784)
Swedish Krona,
  900,000 expiring 08/29/97..................     116,347                (2,434)
  100,000 expiring 08/29/97..................      12,958                    75
                                                                       --------
                                                                         72,723
                                                                       --------
Short Contracts
Swiss Franc,
  482,397 expiring 08/18/97..................     332,352                 5,585
Deutsche Mark,
  654,350 expiring 07/30/97..................     376,031                19,969
Spanish Peseta,
  13,819,650 expiring 09/26/97...............      93,881                 1,119
French Franc,
  2,211,800 expiring 09/15/97................     378,268                12,040
Pound Sterling,
  333,489 expiring 07/16/97..................     555,101               (55,101)
Japanese Yen,
  58,751,456 expiring 07/18/97...............     513,280               (25,974)
  27,000,000 expiring 08/22/97...............     237,376                  (843)
  84,315,168 expiring 08/25/97...............     741,571                14,429
  26,676,000 expiring 09/16/97...............     235,351                 4,649
  112,740,000 expiring 01/26/98..............   1,014,227               (14,227)
Netherlands Guilder,
  214,728 expiring 08/18/97..................     109,770                 3,382
Singapore Dollar,
  229,207 expiring 07/07/97..................     160,291                   (28)
                                                                       --------
                                                                        (35,000)
                                                                       --------
                                                                       $ 37,723
                                                                       ========

                           June 30, 1997 (Unaudited)
================================================================================

Futures Contracts

A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the six months ended June 30, 1997, were as follows:
                                                                      Contracts
-------------------------------------------------------------------------------
Outstanding at December 31, 1996.....................................         0
Futures Opened.......................................................         4
Futures Closed.......................................................         0
                                                                           ----
Outstanding at June 30, 1997.........................................         4
                                                                           ====

     The futures contracts outstanding as of June 30, 1997, and the description and unrealized depreciation are as follows:

                                                                     Unrealized
                                                    Contracts      Depreciation
-------------------------------------------------------------------------------

S&P 500 Index Futures
 September 1997--Long Contracts
 (Current notional value of $444,750 per contract)........  4          $(13,000)
                                                            =          ========

                           June 30, 1997 (Unaudited)
================================================================================

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $47,400.

                         Results of Shareholder Votes

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, a new investment subadvisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 1,100,032 shares voted for the proposal, 9,497 shares voted against and 75,572 shares abstained. With regard to the approval of a new investment subadvisory agreement between Morgan Stanley Asset Management Inc. and the Fund, 1,104,807 shares voted for the proposal, 9,265 shares voted against and 71,028 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 1,172,145 shares voted in his favor and 12,995 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 1,168,653 shares voted in his favor and 16,448 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 1,169,085 shares voted in her favor and 16,016 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 1,172,535 shares voted in his favor and 12,566 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 1,169,135 shares voted in his favor and 15,965 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 1,172,535 shares voted in his favor and 12,566 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 1,172,535 shares voted in his favor and 12,566 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 1,172,535 shares voted in his favor and 12,566 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 1,172,535 shares voted in his favor and 12,566 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 1,106,351 shares voted for the proposal, 4,191 shares voted against and 74,559 shares abstained.

            Van Kampen American Capital Global Managed Assets Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* -- Chairman

Officers

Dennis J. McDonnell*
  President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Subadviser

Morgan Stanley Asset Management, Inc.
1585 Broadway
New York, New York 10036

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C)  Van Kampen American Capital Distributors, Inc., 1997
     All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997 the report must be accompanied by a quarterly performance update, if applicable.

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

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